Exhibit 26(r) – Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 11th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton

Donald W. Britton, Director, President and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert P. Brown Robert P. Browne, Director and Vice President, Investments

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carol V. Coleman Carol V. Coleman, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Brian D. Comer Brian D. Comer, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 13th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ R. Michael Conley R. Michael Conley, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ James R. Gelder --

James R. Gelder, Director, Chairman and Executive Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 12 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ James F. Lille, Director James F. Lille, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Curtis W. Olson Curtis W. Olson, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 13 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Howard L. Rowen

Howard L. Rosen, Director, Vice President and Appointed Actuary

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Charles B. Updike Charles B. Updike, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 8th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ross M. Weale Ross M. Weale, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579

811-02580

811-03098

811-03427

811-07935

I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat

David A. Wheat, Director, Executive Vice President and Chief Financial Officer